UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             AMENDMENT NO. 1
                              FORM 8-K/A

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19,1998

                    Commission file number     0-8609

                         Bargo Energy Company
     (Exact name of small business issuer as specified in charter)

         Texas                                        87-0239185
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

700 Louisiana, Suite 3700
        Houston, Texas                                           77002
(Address of principal executive offices)                       (Zip Code)

                            (713)236-9792
           (Issuer's telephone number, including area code)

                     Future Petroleum Corporation
           2351 West Northwest Highway, Suite 2130
                       Dallas, Texas 75220
        (Former name and former address if changed since last report)



              ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



                      FUTURE PETROLEUM CORPORATION

                     INDEX TO FINANCIAL STATEMENTS



     Independent Auditor's Report                                        F-2

     Historical Summaries of Revenues and Direct Operating Expenses      F-3

     Notes to Historical Summaries and Direct Operating Expenses         F-3

UNAUDITED PRO FORMA FINANCIAL INFORMATION                                PF-1

     INDEPENDENT AUDITOR'S REPORT



Board of Directors
Future Petroleum Corporation
Houston, Texas


We have audited the accompanying historical summaries of revenues and direct operating expenses of properties acquired in November and December 1998 ("the Cody Properties"), for the eleven month period ended November 30, 1998 and the year ended December 31, 1997. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Future Petroleum Corporation) as described in
Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Cody Properties, in conformity with generally accepted accounting principles.



HEIN + ASSOCIATES LLP


April 30, 1999
Dallas, Texas

                    FUTURE PETROLEUM CORPORATION

      HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                       OF THE CODY PROPERTIES


                                            FOR THE ELEVEN
                                             MONTH PERIOD     FOR THE YEAR
                                                ENDED            ENDED
                                             NOVEMBER 30,     DECEMBER 31,
                                               1998               1997
                                           --------------     ------------
OIL AND GAS SALES                           $   2,681,000     $  5,127,000

DIRECT OPERATING EXPENSES                       1,011,000        1,388,000
                                           --------------     ------------
NET REVENUE                                 $   1,670,000     $  3,739,000
                                           ==============     ============


                 See Notes to Historical Summaries.

                        FUTURE PETROLEUM CORPORATION

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                        OF THE CODY PROPERTIES


1. BASIS OF PREPARATION

The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties ("the Cody Properties") acquired by Future Petroleum Corporation (the "Company") in November and December 1998. The Cody Properties were acquired from Bargo Energy Resources, Ltd., which had on the same day acquired the properties from Cody Energy, Inc., and Cody Texas, L.P. The Properties were acquired for $7,600,000.

Revenues are recorded when the Properties' share of oil or natural gas and natural gas liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K/A as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2. SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.
Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

                        FUTURE PETROLEUM CORPORATION

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                        OF THE CODY PROPERTIES


The changes in proved reserves of the Cody Properties for the period ended November 30, 1998 and the year ended December 31, 1997 are set forth below:

                                             Oil and
                                           Natural Gas         Natural Gas
                                             Liquids          (Thousand
                                            (Barrels)          Cubic Feet
                                           -----------        ------------
Reserves at January 1, 1997                  579,000           23,899,000
Production                                  (102,000)          (1,191,000)
                                           -----------        ------------
Reserves at December 31, 1997                477,000           22,708,000
Production                                   (99,000)            (742,000)
                                           -----------        ------------
Reserves at November 30, 1998                378,000           21,966,000
                                           ===========        ============
Proved developed reserves:
    January 1, 1997                          531,000           18,094,000
                                           ===========        ============
    December 31, 1997                        429,000           16,902,000
                                           ===========        ============
    November 30, 1998                        352,000           16,143,000
                                           ===========        ============

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at November 30, 1998 and December 31, 1997 is as follows:

                                           November 30,        December 31,
                                              1998                 1997
                                           -----------        ------------
Future cash inflows                        $48,986,000        $61,967,000
Future production costs                    (14,095,000)       (14,082,000)
                                           -----------        ------------
Future net cash flows, before income taxes  34,891,000         47,885,000
Future income taxes                         (9,552,000)       (13,750,000)
                                           -----------        ------------
Future net cash flows                       25,339,000         34,135,000
10% annual discount                        (13,430,000)       (18,092,000)
                                           -----------        ------------
Standardized measure of discounted future
     net cash flows                        $11,909,000        $16,043,000
                                           ===========        ============

The primary changes in the standardized measure of discounted estimated future net cash flows for the period ended November 30, 1998 and for the year ended
December 31, 1997, were as follows:


                                           Period Ended        Year Ended
                                           November 30,        December 31,
                                               1998               1997
                                           ------------        ------------

Beginning of year                          $ 16,043,000        $ 31,758,000
Sales of oil and gas produced,
     net of production costs                 (1,670,000)         (3,739,000)
Effect of change in prices                   (4,799,000)        (22,116,000)
Change in income taxes                        1,973,000           3,176,000
Accretion of discount                         1,604,000           8,158,000
Other                                        (1,242,000)         (1,194,000)
                                           ------------        ------------
End of year                                $ 11,909,000        $ 16,043,000

Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future production costs are determined by estimating the expenditures to be incurred in producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.


The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                         FUTURE PETROLEUM CORPORATION
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

The following unaudited pro forma combined statements of operations for 1998 and 1997 reflect the acquisition of the Cody Properties by Future Petroleum Corporation (FPC) that occurred in November and December 1998 as if the acquisition occurred at the beginning of the respective periods. The pro forma statements of operations combine the operating results of FPC for 1998 and 1997 with the historical summaries of revenues and direct operating expenses of the Cody Properties for the eleven months ended November 30, 1998 and the year ended December 31, 1997. The operations of the Cody Properties are included with FPC's operations beginning in December 1998.

The pro forma statements of operations also reflect the following transactions:
(1) the acquisitions of the South Coles Levee Unit (SCLU) in August 1998 and several properties in October 1998 (the 10/15/98 acquisition); and (2) the roll up of certain ENCAP partnerships in November 1997. Item (1) is reflected in the pro forma statements of operations as if it had occurred at the beginning of the respective periods. Item (2) is reflected in the 1997 pro forma statement of operations as if it had occurred at the beginning of that year.

These unaudited pro forma financial statements should be read in conjunction with the historical summaries of revenues and operating expenses of the Cody Properties included herein and with the historical financial statements of FPC as filed in its periodic reports with the Securities and Exchange Commission. These unaudited pro forma financial statements should not be construed to be indicative of future results or results that actually would have occurred if the transactions had occurred at the dates presented.

                       FUTURE PETROLEUM CORPORATION

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1998
           (amounts in thousands, except per share amount)


                                     PRO FORMA ADJUSTMENTS
                                    10/15/98       CODY           SCLU
                            FPC    ACQUISITION  ACQUISITION  ACQUISITION
                         -------   -----------  -----------  -----------
REVENUE:                               (1)          (1)          (1)
Oil and gas sales       $  3,663   $     4,105  $     2,681   $    1,645
Other income                  16
                        --------   -----------  -----------  -----------
Total revenue              3,679         4,105        2,681        1,645

COSTS AND EXPENSES:
Production expenses        1,826         1,366        1,011        1,002
General and administrative   783
Depletion and depreciation 1,316
Interest                   1,238
                        --------   -----------  -----------  -----------
Total costs and expenses   5,163         1,366        1,011        1,002

OTHER INCOME                  19
                        --------   -----------  -----------  -----------
INCOME (LOSS) BEFORE
    TAXES                 (1,465)        2,739        1,670          643
INCOME TAX PROVISION         287
                        --------   -----------  -----------  -----------
INCOME (LOSS) BEFORE
    EXTRAORDINARY ITEM    (1,178)        2,739        1,670          643

EXTRAORDINARY GAIN ON
     CONVERSION OF DEBT    2,586
                        --------   -----------  -----------  -----------
NET INCOME (LOSS)       $  1,408   $     2,739  $     1,670  $       643
                        ========   ===========  ===========  ===========
BASIC AND DILUTED
     EARNINGS PER SHARE $   0.14
                        ========
WEIGHTED AVERAGE
     SHARES OUTSTANDING    9,924
                        ========

                                             OTHER        PRO FORMA
                                            ---------    -----------
REVENUE:
Oil and gas sales                            $            $   12,094
Other income                                                      16
                                            ---------     -----------
Total revenue                                                 12,110

COSTS AND EXPENSES:
Production expenses                                            5,205
General and administrative                        100(2)         883
Depletion and depreciation                      2,503(3)       3,819
Interest                                        2,176(4)       3,414
                                            ----------    -----------
Total costs and expenses                        4,779         13,321

OTHER INCOME                                                      19
                                            -----------   -----------
INCOME (LOSS) BEFORE
    TAXES                                      (4,779)        (1,192)
INCOME TAX PROVISION                              130(7)         417
                                            -----------   -----------
INCOME (LOSS) BEFORE
    EXTRAORDINARY ITEM                         (4,649)          (775)

EXTRAORDINARY GAIN ON
     CONVERSION OF DEBT                                        2,586
                                            ------------  -----------
NET INCOME (LOSS)                           $  (4,649)    $    1,811
                                            ============  ===========
BASIC AND DILUTED
     EARNINGS PER SHARE                     $   (0.01)(8) $     0.13
                                            ============  ===========
WEIGHTED AVERAGE
     SHARES OUTSTANDING                         3,924(8)      13,848
                                            ============  ===========


                        FUTURE PETROLEUM CORPORATION

          UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
              (amounts in thousands, except per share amount)


                                  1998 PROPERTY ACQUISITIONS
                                 8/14/98        10/15/98      CODY
                          FPC   ACQUISITION   ACQUISITION  ACQUISTION
                         -----  -----------   -----------  ----------
REVENUE:                            (1)           (1)          (1)
Oil and gas sales        $ 596  $    5,261    $    8,513    $  5,127
Well operation fees        176
                         -----  -----------   -----------  ----------
Total revenue              772       5,261         8,513       5,127

COSTS AND EXPENSES:
Production expense         419       2,936         1,415       1,388

General and administrative 154
Depletion and depreciation 191
Interest                    69
                         -----   ----------   -----------   ----------
Total costs and expenses   833       2,936         1,415       1,388

OTHER INCOME                42

INCOME BEFORE TAXES        (19)      2,325         7,098       3,739

INCOME TAX PROVISION         7
                         -----   ----------   -----------   ----------
NET (INCOME) LOSS          (12)      2,325         7,098       3,739
                         =====   ==========   ===========   ==========

BASIC AND DILUTED EARNINGS
   PER SHARE             $  -
                         =====

WEIGHTED AVERAGE SHARES
 OUTSTANDING             4,280
                         =====

                                  OTHER
                                ACQUISITION      OTHER     PRO FORMA
                                -----------   -----------  ----------
REVENUE:
Oil and gas sales               $    7,581(5)               $ 27,078
Well operation fees                   (162)(6)                    14
                                -----------   -----------  ----------
Total revenue                        7,419                    27,092

COSTS AND EXPENSES:
Production expense                   3,898(5)                  9,894
                                      (162)(6)
General and administrative                          130(2)       284
Depletion and depreciation                        4,570(3)     4,761
Interest                                          3,344(4)     3,413
                                 ----------   -----------   ----------
Total costs and expenses             3,736        8,044       18,352

OTHER INCOME                                                      42
                                 ----------   -----------   ----------
INCOME BEFORE TAXES                  3,683       (8,044)       8,782

INCOME TAX PROVISION                             (3,080)(7)   (3,073)
                                 ----------   -----------   ----------
NET (INCOME) LOSS                    3,683      (11,124)       5,709
                                 ==========   ===========   ==========

BASIC AND DILUTED EARNINGS
   PER SHARE                                  $     0.42(8) $    0.42
                                              ===========   ==========

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                       9,312       13,592
                                              ===========   ==========

                        FUTURE PETROLEUM CORPORATION

              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

              Pro Forma Statements of Operations

(1) The pro forma adjustments reflect the oil and gas sales and production expenses of the acquired properties prior to acquisition as if the acquisitions had all occurred at the beginning of the respective periods.

(2) Adjustment to record estimated additional general and administrative expense associated with the acquired properties as if they had all been acquired at the beginning of the respective periods.

(3) Adjustment to record additional depletion and depreciation as if the properties had all been acquired at the beginning of the respective periods.

(4) Adjustment to record additional interest expense that would have been incurred if the properties had all been acquired at the beginning of the respective periods.

(5) Record (a) activity for original ENCAP partnerships rolled up in November 1997 for ten month period before inclusion in FPC's operations ($2,318,000 of oil and gas sales and $1,132,000 of production expense); and (b) 1997 activity for South Cole Levee Unit acquired in August 1998 ($5,263,000 of oil and gas sales and $2,928,000 of production expenses).

(6) Eliminate well operational fees included as revenue for FPC and production expense for the original ENCAP partnerships of $162,000.

(7) Adjustment to record income tax effect as if the transactions had all occurred at the beginning of the respective periods.

(8) Adjustment to record effect on earnings per share as if the transactions had all occurred at the beginning of the respective periods.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         BARGO ENERGY COMPANY
                            (Registrant)




Dated:  May 27, 1999       By:       /s/ B. Carl Price
                           B. Carl Price, Vice President
                           Corporate Development